EXHIBIT 10.8

CERTIFICATE OF INSURANCE

     This is to certify that the following policy(s), subject to the terms, conditions, limitations and endorsements contained therein, and during their effective period, have been issued by the insurance company(s) listed below.
NOTE: The inclusion of persons or entities as "Insureds" only applies to that persons' or entities' contingent liability arising out of the operations of the
Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless othenvise noted.

CERTIFICATE HOLDER:
The Boeing Company
Post Office Box 3707
Mail Code 13-57
Seattle. Washington 98124-2207
U.S.A.
Attn: Manager - Aviation Insurance

NAMED INSURED:
Baltia Air Lines, Inc.
Building 151, Room 361
JFK International Airport
Jamaica, NY 11430



This will confirm that the policies, as generally described below, are subject to all terms, conditions and exclusions contained in such policies issued to the insured.

COVERAGE: 1. Aircraft Hull Coverage, Ground Risks Only, including war perils.
          2. Aircraft and Airport Premises Liability including contractual and war liabilities, ground risks only, excluding passenger liability

POLICY PERIOD: 12:01 A.M January 8, 2013 to 12:01 A.M. January 8, 2014

INSURER & POLICY   Primary Policy: Star Insurance Company Inc., AC
0763844-01
NUMBER:      Excess Policy: Kiln Sydicate 510, AVNPPound1200089

AIRCRAFT: AIRCRAFT B747-200   REG. NO. N706BL

LIMITS OF LIABILITY:   1. Aircraft and Airport Premises Liability
$100,000,000.
               Combined Single Limit Each Occurrence excluding
               passengers
ADDITIONAL
AGREEMENTS:         See Addendum

Certificate Number: 006
Date of issue: 1/17/2013

Authorized Representative (Maire Fini)
Aviation Risk Management Associates, Inc.
377 W. Virginia St. Crystal Lake, IL 60014
P. 815-356-8811 F. 815-356-8822





Addendum to Certificate of Insurance #6 dated January 17, 2013


CC:  Boeing Commercial Airplanes
     P.O. Box 3707
     Mail Code 21-34
     Seattle, Washington 98124-2207
     U.S.A.
     Attn: Vice President - Contracts

SPECIAL PROVISIONS APPLICABLE TO BOEING:

     A. In regard to Aircraft "all risks" Hull Insurance and
Aircrqft Hull
War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with the CSGTA.

     B. In regard to Airline Liability Insurance, Insurers agree:
          (I) To include Boeing as an additional insured in accordance with Customer's undertaking in Part 1,
Article 13.1 ofthe CSGTA;

          (2) To provide that such insurance will be prim01y and not contributmy nor excess with respect to any other insurance available for the protection of Boeing;

          (3) To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party
(other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

          (4) To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each
Insured or additional insured the same protection as if there were a separate
Policy issued to each.

     C. In regard to all of the above referenced policies:

          (1) Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;

          (2) if a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of
Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty
(30) days (in the case of war risk and allied perils coverage seven
(7) days
after sending, or such other period as may from time to time be customarily obtainable in the indust1y) after receipt by Boeing of written notice from/he
Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

          (3) For the purposes of the Certificate, Boeing is defined as
The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents




Marie Fini-Account Manage